Share-based Compensation	6 Months Ended
Jun. 30, 2026
Share-Based Payment Arrangement [Abstract]
Share-based Compensation	Share-Based Compensation
In January 2024, the Company’s Board of Directors approved the Equity Incentive Plan. Under the Equity Incentive Plan, awards may be granted to officers, employees and consultants of the Company or any of its affiliates in the form of stock options, restricted shares, RSUs, stock appreciation rights, performance stock, performance stock units, and other awards. The maximum aggregate number of Ordinary Shares that was initially authorized for issuance under the Equity Incentive Plan was 54,777,338, together with a corresponding number of ADSs.
The number of Ordinary Shares available for issuance under the Equity Incentive Plan also includes an automatic annual increase on the first day of each fiscal year beginning in 2025, equal to five percent (5%) of the total number of Ordinary Shares outstanding, on a fully diluted basis, on the last day of the immediately preceding fiscal year. Pursuant to this annual increase, an additional 28,374,850 and 27,731,110 Ordinary Shares became available for issuance under the Incentive Plan on January 1, 2026 and 2025, respectively.
On June 17, 2026, the Company's Board of Directors approved an amendment to the Equity Incentive Plan to increase the number of Ordinary Shares available for issuance under the Equity Incentive Plan by a one-time amount of 106,000,000 Ordinary Shares (corresponding to 10,600,000 ADSs).
On June 23, 2026, the Company filed a registration statement on Form S-8 with the SEC registering an aggregate of 162,105,960 Ordinary Shares available for issuance under the Equity Incentive Plan as a result of the automatic annual increases and the June 17, 2026 amendment described above.
The Company's Board of Directors awards time-based RSUs to certain directors, executive officers and employees that vest over specified time periods, subject to the recipient's continued service. The RSUs generally vest in quarterly installments over two to three years of service, entitling the holders to one ADS for each vested RSU. Unvested RSUs do not have voting rights. The closing stock price on the date of each grant is used to determine the fair value of RSUs.
In February 2026, in connection with the resignation of two members of the Company's Board of Directors, 75,680 previously granted RSUs were waived and 130,118 RSUs were forfeited.
The following table summarizes RSU activity:

	Six Months Ended June 30,
	2026		2025
	Number of ADS	Weighted Average Grant Date Fair Value Per ADS	Number of ADS	Weighted Average Grant Date Fair Value Per ADS
Outstanding, beginning balance	3,616,901	$1.77	4,185,488	$3.43
Granted	—	—	2,501,632	1.01
Clawback	—	—	(201,665)	3.92
Vested (1)	(1,375,957)	1.81	(269,257)	3.92
Forfeited / Waived	(363,025)	1.82	(1,569,424)	3.45
Outstanding, ending balance	1,877,919	$1.74	4,646,774	$2.07
(1) The vested amount shown includes 450,592 and 67,465 ADSs withheld by the Company to satisfy certain tax withholding obligations for the six month ended June 30, 2026 and June 30, 2025, respectively
During the six months ended June 30, 2026 and 2025, the Company recorded share-based compensation expense of $967 and $1,037, respectively. As of June 30, 2026 total unrecognized compensation expense related to unvested awards was $2,315, which is expected to be recognized over a weighted-average period of 1.33 years.
Subsequent to June 30, 2026, the Company granted an aggregate of 14,008,454 RSUs under the Equity Incentive Plan to members of its executive leadership team and Board of Directors, with an weighted-average grant-date fair value of $0.38 per RSU. The related compensation expense will be recognized over the requisite service period.